Exhibit 99.1

AVITA Medical, Inc.: Results of 2021 Annual Meeting of Shareholders

December 22, 2021 (United States) / December 23, 2021 (Australia)

VALENCIA, Calif. and MELBOURNE, Australia, December 22, 2021 (United States) / December 23, 2021 (Australia) (GLOBE NEWSWIRE) — AVITA Medical, Inc. (NASDAQ: RCEL, ASX: AVH) (Company), a regenerative medicine company that is developing and commercializing a technology platform that enables point-of-care autologous skin restoration for multiple unmet needs, is pleased to announce the results of its 2021 Annual Meeting of Shareholders that was held virtually today, Wednesday December 22, 2021 (Valencia, California), being Thursday, December 23, 2021 (Melbourne, Australia).

Election of Directors: All seven directors named in the Company’s proxy statement dated November 9, 2021 (Proxy Statement) were elected or re-elected, as applicable, to serve on the Company’s Board of Directors: Louis Panaccio, Chair; Dr. Michael Perry, Executive Director and CEO; Professor Suzanne Crowe, Director; Louis Drapeau, Director; Jeremy Curnock Cook, Director; James Corbett, Director; and Jan Stern Reed, Director.

Appointment of Independent Auditors: Shareholders approved the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022, as described in the Proxy Statement.

Amendments to the Company’s Amended and Restated Bylaws: Shareholders approved amendments to the Company’s Amended and Restated Bylaws to insert provisions that will provide the Company with the right to implement a sales facility with respect to those holders of the Company’s CHESS Depositary Interests (“CDIs”) that hold at the relevant time less than a marketable parcel of the Company’s CDIs for the purposes of the ASX Listing Rules and ASX Settlement Operating Rules, on the terms and conditions set out in the Proxy Statement.

Issuance of Shares of Common Stock: Shareholders ratified the issue of 3,214,250 shares of common stock in the capital of the Company with an issue price of US$21.50 per share that were issued pursuant to an underwritten registered public offering that was completed in March 2021, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4 and for all other purposes.

Maximum Aggregate Annual Cash Fee Pool for Non-Executive Directors: Shareholders approved, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company be increased from US$600,000 per annum to US$750,000 per annum.

Issuance of Securities to Mr. Louis Panaccio: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Professor Suzanne Crowe: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Professor Suzanne Crowe, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. Jeremy Curnock Cook: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. Louis Drapeau: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Drapeau, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. James Corbett: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Mr. James Corbett: Shareholders also approved the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James Corbett being appointed as a new director of the Company during 2021.

Issuance of Securities to Ms. Jan Stern Reed: Shareholders approved the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Issuance of Securities to Ms. Jan Stern Reed: Shareholders also approved the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as a new director of the Company during 2021.

Issuance of Securities to Dr. Michael Perry: Shareholders approved the grant of restricted stock units to acquire 95,280 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

Advisory Vote to Approve Compensation of Named Executive Officers: Shareholders voted in favour of the non-binding advisory vote to approve the compensation of the Company’s named executive officers.

Dr. Michael Perry, Chief Executive Officer, commented, “We are pleased the shareholders of AVITA Medical, Inc. have shown their confidence with the Board of Directors by electing them to serve for another year. The executive team and employees of the Company will continue to execute on our strategies of enrolling subjects in our clinical trials, exploring indications in other adjacencies, and ramping our revenues for the use of RECELL® in burns.”

The final votes have been reported in a Form 8-K that was filed with the Securities and Exchange Commission earlier today. The filing can be found on the Company’s website at https://ir.avitamedical.com/financials/sec-filings.

The voting results of the Annual Meeting of Shareholders for the purposes of ASX Listing Rule 3.13.2 are attached to this announcement.

Authorized for release by the Chief Executive Officer of AVITA Medical, Inc.

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ABOUT AVITA MEDICAL, INC.

AVITA Medical is a regenerative medicine company with a technology platform positioned to address unmet medical needs in burns, chronic wounds, and aesthetics indications. AVITA Medical’s patented and proprietary collection and application technology provides innovative treatment solutions derived from the regenerative properties of a patient’s own skin. The medical devices work by preparing a RES® REGENERATIVE EPIDERMAL SUSPENSION, an autologous suspension comprised of the patient’s skin cells necessary to regenerate natural healthy epidermis. This autologous suspension is then sprayed onto the areas of the patient requiring treatment.

AVITA Medical’s first U.S. product, the RECELL® System, was approved by the U.S. Food and Drug Administration (FDA) in September 2018. The RECELL System is indicated for use in the treatment of acute thermal burns. The RECELL System is used to prepare Spray-On Skin™ Cells using a small amount of a patient’s own skin, providing a new way to treat severe burns, while significantly reducing the amount of donor skin required. The RECELL System is designed to be used at the point of care alone or in combination with autografts depending on the depth of the burn injury. Compelling data from randomized, controlled clinical trials conducted at major U.S. burn centers and real-world use in more than 10,000 patients globally reinforce that the RECELL System is a significant advancement over the current standard of care for burn patients and offers benefits in clinical outcomes and cost savings. Healthcare professionals should read the INSTRUCTIONS FOR USE - RECELL® Autologous Cell Harvesting Device (https://recellsystem.com/) for a full description of indications for use and important safety information including contraindications, warnings, and precautions.

In international markets, our products are marketed under the RECELL System brand to promote skin healing in a wide range of applications including burns, chronic wounds, and aesthetics. The RECELL System is TGA-registered in Australia and received CE-mark approval in Europe. To learn more, visit www.avitamedical.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “intend,” “could,” “may,” “will,” “believe,” “estimate,” “look forward,” “forecast,” “goal,” “target,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements concerning, among other things, our ongoing clinical trials and product development activities, regulatory approval of our products, the potential for future growth in our business, and our ability to achieve our key strategic, operational and financial goal. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the timing of regulatory approvals of our products; physician acceptance, endorsement, and use of our products; failure to achieve the anticipated benefits from approval of our products; the effect of regulatory actions; product liability claims; risks associated with international operations and expansion; and other business effects, including the effects of industry, economic or political conditions outside of the company’s control. Investors should not place considerable reliance on the forward-looking statements contained in this press release. Investors are encouraged to read our publicly available filings for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and we undertake no obligation to update or revise any of these statements.

This press release was authorized by the review committee of AVITA Medical, Inc.

FOR FURTHER INFORMATION:

U.S. Media Sam Brown, Inc. Christy Curran Phone +1-615-414-8668 christycurran@sambrown.com O.U.S. Media Rudi Michelson Phone +61 (0)3 9620 3333 Mobile +61 (0)411 402 737 rudim@monsoon.com.au	Investors Westwicke Partners Caroline Corner Phone +1-415-202-5678 caroline.corner@westwicke.com

PR 2021AGM 12222021

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AVITA Medical, Inc.

Annual Meeting of Shareholders

December 22, 2021 (United States) / December 23, 2021 (Australia)

Voting Results

The following information is provided for the purposes of ASX Listing Rule 3.13.2.

Resolution details	Instructions given to validly appointed proxies (as at proxy close)				Number of votes cast on the poll			Resolution result
Resolution	For	Against	Proxy’s discretion	Abstain	For	Against	Abstain*	Carried / not carried
Resolution 1: Election of Directors to serve a one-year term Louis Panaccio, Chairman of the Board of Directors	9,820,165 86.48%	0 0%	0 0%	1,534,823 13.52%	9,820,165 86.48%	0 0%	1,534,823 13.52%	Carried

Resolution 1: Election of Directors to serve a one-year term Dr. Michael Perry, Director and Chief Executive Officer	10,306,193 90.76%	0 0%	0 0%	1,048,795 9.24%	10,306,193 90.76%	0 0%	1,048,795 9.24%	Carried

Resolution 1: Election of Directors to serve a one-year term Jeremy Curnock Cook, Director	9,888,529 87.09%	0 0%	0 0%	1,466,459 12.91%	9,888,529 87.09%	0 0%	1,466,459 12.91%	Carried

Resolution 1: Election of Directors to serve a one-year term Louis Drapeau, Director	10,063,717 88.63%	0 0%	0 0%	1,291,271 11.37%	10,063,717 88.63%	0 0%	1,291,271 11.37%	Carried

Resolution 1: Election of Directors to serve a one-year term Professor Suzanne Crowe, Director	8,237,188 72.54%	0 0%	0 0%	3,117,800 27.46%	8,237,188 72.54%	0 0%	3,117,800 27.46%	Carried

Resolution 1: Election of Directors to serve a one-year term James Corbett, Director	10,165,872 89.53%	0 0%	0 0%	1,189,116 10.47%	10,165,872 89.53%	0 0%	1,189,116 10.47%	Carried

Resolution 1: Election of Directors to serve a one-year term Jan Stern Reed, Director	10,136,268 89.27%	0 0%	0 0%	1,218,720 10.73%	10,136,268 89.27%	0 0%	1,218,720 10.73%	Carried

Resolution 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2022.	12,510,997 96.27%	314,001 2.42%	0 0%	169,667 1.31%	12,510,997 96.27%	314,001 2.42%	169,667 1.31%	Carried

Resolution 3:

To approve amendments to the Company’s Amended and Restated Bylaws to insert provisions that will provide the Company with the right to implement a sales facility with respect to those CDI holders that hold at the relevant time less than a marketable parcel of the Company’s CDIs for the purposes of the ASX Listing Rules and ASX Settlement Operating Rules, on the terms and conditions set out in the Proxy Statement.

10,534,794 92.78%	610,317 5.37%	0 0%	209,877 1.85%	10,534,794 92.78%	610,317 5.37%	209,877 1.85%	Carried

Resolution 4:

To ratify the issue of 3,214,250 shares of common stock in the capital of the Company with an issue price of US$21.50 per share that were issued pursuant to an underwritten registered public offering that was completed in March 2021, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4 and for all other purposes.

10,395,918 91.55%	828,719 7.30%	0 0%	130,351 1.15%	10,395,918 91.55%	828,719 7.30%	130,351 1.15%	Carried

Resolution 5:

To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company be increased from US$600,000 per annum to US$750,000 per annum.

8,574,890 75.52%	2,675,438 23.56%	0 0%	104,660 0.92%	8,574,890 75.52%	2,675,438 23.56%	104,660 0.92%	Carried

Resolution 6:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,847,609 77.91%	2,371,512 20.89%	0 0%	135,867 1.20%	8,847,609 77.91%	2,371,512 20.89%	135,867 1.20%	Carried

Resolution 7:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Professor Suzanne Crowe, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,901,273 78.39%	2,321,245 20.44%	0 0%	132,470 1.17%	8,901,273 78.39%	2,321,245 20.44%	132,470 1.17%	Carried

Resolution 8:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,853,359 77.97%	2,366,287 20.84%	0 0%	135,342 1.19%	8,853,359 77.97%	2,366,287 20.84%	135,342 1.19%	Carried

Resolution 9:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Drapeau, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,854,404 77.98%	2,363,855 20.82%	0 0%	136,729 1.20%	8,854,404 77.98%	2,363,855 20.82%	136,729 1.20%	Carried

Resolution 10:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,893,464 78.32%	2,328,760 20.51%	0 0%	132,764 1.17%	8,893,464 78.32%	2,328,760 20.51%	132,764 1.17%	Carried

Resolution 11:

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James Corbett being appointed as a new director of the Company during 2021.

8,883,367 78.23%	2,335,263 20.57%	0 0%	136,358 1.20%	8,883,367 78.23%	2,335,263 20.57%	136,358 1.20%	Carried

Resolution 12:

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

8,892,224 78.31%	2,322,741 20.46%	0 0%	140,023 1.23%	8,892,224 78.31%	2,322,741 20.46%	140,023 1.23%	Carried

Resolution 13:

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as a new director of the Company during 2021.

8,889,602 78.29%	2,329,093 20.51%	0 0%	136,293 1.20%	8,889,602 78.29%	2,329,093 20.51%	136,293 1.20%	Carried

Resolution 14:

To approve the grant of restricted stock units to acquire 95,280 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.

	8,746,857 77.03%	2,480,955 21.85%	0 0%	127,176 1.12%	8,746,857 77.03%	2,480,955 21.85%	127,176 1.12%	Carried

Resolution 15: Advisory vote to approve the compensation of the Company’s named executive officers.	6,435,693 56.68%	4,729,242 41.65%	0 0%	190,053 1.67%	6,435,693 56.68%	4,729,242 41.65%	190,053 1.67%	Carried

*

Votes relating to a person who abstained on Resolution 1 or any of Resolutions 3 - 14 (as applicable) were not counted in determining whether or not the required majority of votes were cast for or against that Resolution. Votes relating to a person who abstained on Resolution 2 or 15 (as applicable) were counted as votes “AGAINST” that Resolution in determining whether or not the required majority of votes were cast for or against that Resolution.